EXHIBIT 99.1
                                                                    ------------



                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                      CODE)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of NATIONAL DATACOMPUTER, a DELAWARE corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 14, 2002                     /s/ John P. Ward
                                    -------------------------------
                                    JOHN P. WARD
                                    Chairman of the Board, President and
                                    Chief Executive Officer (principal executive
                                    officer)



August 14, 2002                     /s/ Gerald S. Eilberg
                                    --------------------------------
                                    GERALD S. EILBERG
                                    Chief Financial Officer (principal financial
                                    and accounting officer)



         The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as a separate disclosure document.


                                    /s/ Janice W. Diehsner
                                    --------------------------------
                                    Janice W. Diehsner
                                    Notory Public
                                    Comm. Expires 7/29/05